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                                                                    EXHIBIT 10.8

[BNP PARIBAS LOGO]

     SUCCURSALE DE PORT LOUIS
     Boite Postale 494
     1, Rue Sir William Newton,
     Port Louis - Ile Maurice
     Tel : (230) 208 4147 - 52             NOVEL TEXTILES LTD
     Fax : (230) 208 8143                  1ER ETAGE - ANGLE DES RUES FARQUAR
     email : bnpidom@intnet.mu             ET DR SUN YAT SEN
                                           PORT LOUIS

          N. REF : SC/CW/JCC
                                                         21st May 2001
                                           Port Louis, le

     RECOMMANDE AVEC ACCUSE DE RECEPTION

Objet:

     RENEWAL OF YOUR BANKING FACILITIES

          THIS LETTER REPLACES AND REPEALS THE ONE DATED THE 13TH APRIL 2001


Sir,

We have the honour to inform you of the renewal of the banking facilities granted to NOVEL TEXTILES LTD under the following terms and conditions:

OVERDRAFT FACILITY:

Amount                   :MUR 30.000.000,-
                          (Increased from MUR 13.750.000 to MUR 30.000.000,-)
Validity                 : 31st March 2002
Interest Rate            :Prime lending rate (presently 11%)
Payable                  :on demand

DISCOUNTING LOCAL BILLS:

Amount                   :MUR 3.000.000,-
Validity                 :31st March 2002
Interest rate
  In Mauritian Rupees    :Prime lending rate (presently 11% p.a.)
  In foreign currency    :Libor + 1.25% p.a.
Usance                   :90 days



BANQUE NATIONALE DE PARIS INTERCONTINENTALE
S.A. au capital de 30.523.040 Euros - Siege Social: 20, Boulevard des Italiens, 75009 Paris - France. - R.C.S Paris B 612 030 635
Identifiant Europeen: FR 63.612.030.635 - APE: 651 C - Telex: 4231 IW - Adresse telegraphique: NACINTER Port Louis.

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IMPORT LINE: OPENING OF DOCUMENTARY CREDIT AT SIGHT OR ACCEPTANCE
            -IMPORT LOAN

Amount                   :MUR 40.000.000,-
                         (increased from MUR 32.000.000,- to MUR 40.000.000,-)

OPENING OF DOCUMENTARY CREDIT AT SIGHT OR ACCEPTANCE UP TO 120 DAYS

CONDITIONS:
  Opening of documentary credit  : 0,25% (Min. MUR 650) for the first six months
                                 : 0,25% (Min. MUR 300) for each add. period of
                                   3 months
  Utilisation                    : 0,25% (Minimum MUR 300) with foreign currency
                                 : 0,35% (Minimum MUR 400) without foreign
                                   currency

ACCEPTANCE FINANCE

Interest Rate
  In Foreign Currency            : Libor + 1,25% p.a.


GUARANTEES

The securities given for the above facilities are:

- Floating Charge by Company amounting to MUR 16.750.000 renewed on 08/07/1998 on 1st rank pari passu
- Floating Charge by Company amounting to MUR 32.500.000 renewed on 14/04/2000 on 1st rank pari passu
- Floating Charge by Company amounting to MUR 23.750.000 TO BE INSCRIBED on 1st rank pari passu


CONDITIONS

We would appreciate that your business transactions be continued to be routed through our bank. Moreover, we would like to receive as usual a copy, certified true to the original, of your annual audited balance sheet as soon as possible following the closing of your business year, as well as a copy of your "Management Accounts" on a quarterly basis.

We would be grateful if you could signify to us your approval of the contents of this letter, by sending back the attached copy duly signed and accompanied with the words "read and approved".

Thanking you for your usual cooperation,

Yours faithfully,

                                 /s/ Jean Claude       CHENG HUM YUEN
                                -----------------------------------------
                                     Jean Claude       CHENG HUM YUEN